-------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 16, 2004

                        New Century Equity Holdings Corp.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       000-28536              74-2781950
--------------------------------    --------------------    --------------------
   (State or Other Jurisdiction          (Commission           (IRS Employer
        of Incorporation)                File Number)         Identification No.)

    300 Crescent Court, Suite 1110, Dallas, Texas                   75201
--------------------------------------------------------    --------------------
      (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (210) 302-0444
                                                           --------------

--------------------------------------------------------------------------------

ITEM 5.       OTHER EVENTS AND REQUIRED FD DISCLOSURE

            On  August  16,  2004,  New  Century  Equity   Holdings  Corp.  (the
"Company")  issued a press  release  announcing  the  filing of a lawsuit in the
Chancery Court of New Castle County,  Delaware asserting direct claims, and also derivative claims on the Company's behalf, against five former and three current directors of the Company.  The Company also announces the  resignation of Justin
Ferrero from his position as a member of the Board of Directors because of other business  interests.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits

Exhibit Number          Description
--------------          -----------

99.1                    Press Release, dated August 16, 2004.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NEW CENTURY EQUITY HOLDINGS CORP.

Date:  August 16, 2004                        By: /s/ John P. Murray
                                                  ------------------------------
                                                  Name:  John P. Murray
                                                  Title: Chief Financial Officer